SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X ]    Preliminary Proxy Statement              [  ]   Confidential, for Use
                                                        of the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE BRAZIL FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                     (Name of Person(s) Filing Proxy Statement,
                            if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

                                                                     Preliminary

                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

The Brazil Fund, Inc.                                              May ___, 2004
--------------------------------------------------------------------------------

To the Stockholders:

The Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") is to be held at 10:45 a.m., Eastern time, on Wednesday, July 7, 2004 at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

At the Annual Meeting the stockholders will elect three Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder. All of our independent directors plan to attend this meeting and look forward to meeting, and being accessible to, interested stockholders.

Your Fund's Directors recommend that you vote in favor of the three nominees for Directors.

Respectfully,

/s/Richard T. Hale

Richard T. Hale
Chairman of the Board and President
on behalf of the full Board


--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                                                                     Preliminary

                              THE BRAZIL FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

The Brazil Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017, on Wednesday, July 7, 2004 at 10:45 a.m., Eastern time, for the following purpose:

      To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on April 8, 2004 are entitled to vote at the meeting and any adjournments thereof.

By order of the Board of Directors,

/s/John Millette

John Millette, Secretary

May ____, 2004


--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                                                     Preliminary

                                 PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Brazil Fund, Inc., a Maryland corporation, (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc., ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017, on Wednesday, July 7, 2004 at 10:45 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about May ____, 2004, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

With respect to the election of director nominees, abstentions and broker-non-votes will have the same effect as a vote not to elect the nominees, because election of a nominee requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. See "Proposal:
Election of Directors -- Required Vote."

Holders of record of the common stock of the Fund at the close of business on April 8, 2004 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 16,241,288 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which include relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 2003 and a copy of the semiannual report for the six-month period ended December 31, 2003, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL: ELECTION OF DIRECTORS

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the three nominees listed below as Directors of the Fund to serve for a term of three years, and until their respective successors are duly elected and qualify. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Information Concerning Nominees

The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.



Class III -- Nominees to serve until 2007 Annual Meeting of Stockholders:


                          Present Office with the                                 Aggregate Dollar Range of
                          Fund, if any; Principal                                 Equity Securities in All
                          Occupation or                         Dollar Range of   Registered Investment
                          Employment and                        Equity            Companies Overseen by
Name (Age)                Directorships            Year First   Securities in     Director in Family of
Address                   in Publicly Held         Became a     the Fund as of    Investment Companies as
Interested Director       Companies                Director     April 30, 2004^1  of April 30, 2004^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        Chairman (since 2002)    2002          None              Over $100,000
Richard T. Hale (58)*    and President (since
c/o Deutsche Investment  2003) of the Fund;
Management               Managing Director, DeIM
Americas Inc.            (2003 to present).
345 Park Avenue          Managing Director,
New York, NY  10154      Deutsche Bank
                         Securities Inc.
                         (formerly Deutsche Bank
                         Alex. Brown Inc.) and
                         Deutsche Asset
                         Management (1999 to
                         present); Director and
                         President, Investment
                         Company Capital Corp.
                         (registered investment
                         advisor) (1996 to
                         present); Director,
                         Deutsche Global Fund,
                         Ltd. (2000 to present);
                         Director, Scudder
                         Global Opportunities
                         Funds (since 2003);
                         Director/Officer
                         Deutsche/Scudder Mutual
                         Funds (various dates,
                         202 funds overseen);
                         President, Montgomery
                         Street Income
                         Securities, Inc. (2002
                         to present) (registered
                         investment companies);
                         Vice President,
                         Deutsche Asset
                         Management, Inc. (2000
                         to present); formerly,
                         Director, ISI Family of
                         Funds (registered
                         investment companies; 4
                         funds overseen) (1992
                         to 1999).

-------------------------------------------------------------------------------------------------------------

                                       2


Class III -- Nominees to serve until 2007 Annual Meeting of Stockholders:


                          Present Office with the                                 Aggregate Dollar Range of
                          Fund, if any; Principal                                 Equity Securities in All
                          Occupation or                         Dollar Range of   Registered Investment
                          Employment and                        Equity            Companies Overseen by
Name (Age)                Directorships            Year First   Securities in     Director in Family of
Address                   in Publicly Held         Became a     the Fund as of    Investment Companies as
Interested Directors**    Companies                Director     April 30, 2004^1  of April 30, 2004^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        Director and Chief       1987         $50,001-           Over $100,000
Ronaldo A. da Frota      Executive Officer, IMF                $100,000
Nogueira (65)            Editora Ltd. (financial
c/o Deutsche Investment  publisher); Chairman of
Management               the Certification
Americas Inc.            Committee and Director,
345 Park Avenue          APIMEC Nacional
New York, NY 10154       (Brazilian Association
                         of Investment
                         Professionals and
                         Analysts); Member,
                         Board of Association of
                         Certified International
                         Investment Analysts
                         (ACIIA). Mr. Nogueira
                         serves on the boards of
                         three other funds
                         managed by DeIM.
-------------------------------------------------------------------------------------------------------------



                                       3

Class III -- Nominees to serve until 2007 Annual Meeting of Stockholders:


                          Present Office with the                                 Aggregate Dollar Range of
                          Fund, if any; Principal                                 Equity Securities in All
                          Occupation or                         Dollar Range of   Registered Investment
                          Employment and                        Equity            Companies Overseen by
Name (Age)                Directorships            Year First   Securities in     Director in Family of
Address                   in Publicly Held         Became a     the Fund as of    Investment Companies as
Interested Directors**    Companies                Director     April 30, 2004^1  of April 30, 2004^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        Non-Profit               2001         $1-$10,000         $1-$10,000
Susan Kaufman            Organizations: Vice
Purcell (61)             President, Council of
c/o Deutsche Investment  the Americas; Vice
Management               President, Americas
Americas Inc.            Society; For-Profit
345 Park Avenue          Corporate Boards:
New York, NY 10154       Director, Valero Energy
                         Corporation; Non-Profit
                         Directorships: Freedom
                         House, Foundation for
                         Management Education in
                         Central America (FMECA),
                         National Endowment for
                         Democracy (until 1999)
                         and Women's Foreign
                         Policy Group
                         (1999-Jan. 2004);
                         Member, Advisory
                         Board, The Inter-American
                         Foundation; Member,
                         Council on Foreign
                         Relations; and Member,
                         The Economic Club of
                         New York (private club).
                         Previously Member, Policy
                         Planning Staff, US
                         Department of State and
                         Associate Professor of
                         Political Science,
                         University of California,
                         Los Angeles (UCLA).
                         Dr. Purcell serves on
                         the boards of three
                         other funds managed by DeIM.

-------------------------------------------------------------------------------------------------------------

Information Concerning Continuing Directors

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of the Class I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. It is currently anticipated that Messrs. Callander and Luers will resign from the Board on or about April 30, 2005 in accordance with the Board's retirement policy.



Class I -- Directors to serve until 2005 Annual Meeting of Stockholders:


                         Present Office with the                                 Aggregate Dollar Range of
                         Fund, if any; Principal                                 Equity Securities in All
                         Occupation or                         Dollar Range of   Registered Investment
                         Employment and                        Equity            Companies Overseen by
Name (Age)               Directorships            Year First   Securities in     Director in Family of
Address                  in Publicly Held         Became a     the Fund as of    Investment Companies as of
Independent Directors**  Companies                Director     April 30, 2004^1  April 30, 2004^1
-------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]        Professor (formerly      2001         None              None
Kesop Yun (58)           Dean, 1999-2001),
c/o Deutsche Investment  College of Business
Management               Administration, Seoul
Americas Inc.            National University,
345 Park Avenue          Seoul, Korea; Director,
New York, NY 10154       The Korea
                         Liberalisation Fund,
                         Inc. (U.K.)
                         (1996-1999); Visiting
                         Professor of London
                         Business School
                         (1997-1998); President,
                         Korea Securities &
                         Economy Institute
                         (1994-1995); President,
                         Korea Tax Association
                         (1994-1995). Mr. Yun
                         serves on the boards of
                         three other funds
                         managed by DeIM.

-------------------------------------------------------------------------------------------------------------



                                       5



Class I -- Directors to serve until 2005 Annual Meeting of Stockholders:

                         Present Office with the                                 Aggregate Dollar Range of
                         Fund, if any; Principal                                 Equity Securities in All
                         Occupation or                         Dollar Range of   Registered Investment
                         Employment and                        Equity            Companies Overseen by
Name (Age)               Directorships            Year First   Securities in     Director in Family of
Address                  in Publicly Held         Became a     the Fund as of    Investment Companies as of
Independent Directors**  Companies                Director     April 30, 2004^1  April 30, 2004^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        President and Chief      1997         $1-$10,000        $10,001-$50,000
William H. Luers (75)    Executive Officer,
c/o Deutsche Investment  United Nations Associates
Management               of U.S.A.; Director,
Americas Inc.            Wickes Lumber Company
345 Park Avenue          (building materials),
New York, NY 10154       America Online Latin
                         America, The Gilman
                         Foundation, and Rubin
                         Art Museum (Asian art
                         museum) (2003-present);
                         Member: Advisory Board,
                         The Trust for Mutual
                         Understanding and
                         Christie's Inc. (art
                         auction house)
                         (2003-present); Trustee:
                         Rockefeller Brothers
                         Fund, Trustee Advisory
                         Council -- Appeal of
                         Conscience Foundation;
                         formerly, President,
                         Metropolitan Museum of
                         Art (1986-1999)
                         (retired), Director,
                         StoryFirst Communications,
                         Inc. (owns television and
                         radio stations in Russia
                         and Ukraine) (1996-1999),
                         The Eurasia Foundation
                         (2000-2002), IDEX
                         Corporation (liquid
                         handling equipment
                         manufacturer) (1991-2003);
                         Member, Executive Committee
                         and Board of Directors,
                         East-West Institute
                         (1988-2002). Mr. Luers
                         serves on the boards of
                         three other funds managed
                         by DeIM.


-------------------------------------------------------------------------------------------------------------


                                       6


Class II -- Directors to serve until 2006 Annual Meeting of Stockholders:



                         Present Office with the                                 Aggregate Dollar Range of
                         Fund, if any; Principal                                 Equity Securities in All
                         Occupation or                         Dollar Range of   Registered Investment
                         Employment and                        Equity            Companies Overseen by
Name (Age)               Directorships            Year First   Securities in     Director in Family of
Address                  in Publicly Held         Became a     the Fund as of    Investment Companies as of
Independent Directors**  Companies                Director     April 30, 2004^1  April 30, 2004^1
-------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]        Retired Vice Chairman,   2000       $10,001-         $50,001-$100,000
Robert J. Callander (73) Chemical Banking                    $50,000
c/o Deutsche Investment  Corporation;
Management               Directorships: ARAMARK
Americas Inc.            Corporation (food
345 Park Avenue          service) and
New York, NY 10154       Metropolitan Opera
                         Association; Member,
                         Council on Foreign
                         Relations; Previously
                         Visiting
                         Professor/Executive-in-
                         Residence, Columbia
                         University Business
                         School; Formerly,
                         Director, Barnes Group,
                         Inc. (manufacturing)
                         (until April 2001).
                         Mr. Callander serves on
                         the boards of three
                         other funds managed by
                         DeIM.


[GRAPHIC OMITTED]        Clinical Professor of    1997       $10,001-         $10,001-$50,000
Kenneth C. Froewiss (58) Finance, NYU Stern                  $50,000
c/o Deutsche Investment  School of Business;
Management               (1997-present) Member,
Americas Inc.            Finance Committee,
345 Park Avenue          Association for
New York, NY 10154       Asian Studies;
                         (1992-present);
                         Managing Director,
                         J.P. Morgan
                         (investment banking
                         firm) (1984-1996).
                         Mr. Froewiss serves
                         on the boards of
                         three other funds
                         managed by DeIM.


-------------------------------------------------------------------------------------------------------------
All Directors and Officers as a group                        __ Shares        Less than 1/4 of 1% of Shares
                                                                              of the Fund
-------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, DeIM. Mr. Hale is deemed to be an interested person because of his affiliation with the Fund's investment manager, DeIM, or because he is an Officer of the Fund or both.


** Director considered by the Fund and its counsel not to be "interested persons" of the Fund or of the Fund's investment manager, DeIM.


^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and
Section 30(j) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a closed-end management investment company, require the Fund's Officers and Directors, investment manager, investment advisor, affiliates of the Fund's investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended June 30, 2003 were timely. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

According to filings made with the SEC in February 2004, February 2004 and April 2004, respectively, the following owned beneficially more than 5% of the Fund's outstanding stock:

Schedule 13G/A, President & Fellows of Harvard College, c/o Harvard Management Company Inc., 600 Atlantic Avenue, Boston, MA 02110, reported beneficial ownership as of December 31, 2003 of 4,046,600 shares, or 24.8% of the Fund's shares.

Schedule 13G/A, Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, reported beneficial ownership as of December 31, 2003 of 1,302,000 shares, or 7.9% of the Fund's shares.

Schedule 13D, The Carrousel Fund Ltd., The Carrousel Fund II Limited, Carrousel Capital Ltd. and Bruno Sangle-Ferriere, c/o Bruno Sangle-Ferriere, Carrousel Capital Ltd., 203-205 Brompton Road, London SW3 1LA, reported beneficial ownership of 979,185 shares, or 5.07% of the Fund's shares.

Except as noted above, to the best of the Fund's knowledge, as of April 30, 2004, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Director

Mr. Roberto Teixeira da Costa serves as an Honorary Director of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. da Costa became a Director of the Fund in 1993 and retired from the Board in 2001.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met seven times during the fiscal year ended June 30, 2003. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as regular members, except Nicholas Bratt, a former Director, who attended 43% of the meetings.

The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund's last annual stockholder meeting on July 9, 2003, all Directors were in attendance.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of the Investment Manager ("Independent Directors") as defined in the 1940 Act, which met three times during the fiscal year ended June 30, 2003. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's annual audited financial statements, reviews the auditor's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, approves and recommends to the Board for its approval the selection of independent accountants for the Fund, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Audit Committee's Pre-Approval Policies and Procedures. The Audit Committee must approve the engagement of the independent accountants to provide audit or non-audit services to the Fund and non-audit services to DeIM or its control affiliates that relate directly to the Fund's operations and financial reporting prior to the commencement of any such engagement. In addition, the independent accountants must notify the Fund's Audit Committee not later than the Audit Committee's next meeting if the independent accountants enter into an engagement to provide audit or non-audit-related services to DeIM or its control affiliates that are not for services to the Fund or services that relate directly to the Fund's operations and financial reporting whose projected fees are in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reason for selecting the independent accountants, and the projected fees.

The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.

At a meeting held on April 7, 2004, the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2004. The Fund's financial statements for the fiscal years ended June 30, 2003 and June 30, 2002 and for the six-month periods ended December 31, 2003 and December 31, 2002 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

                                         Tax Fees              Audit-Related Fees        All Other Fees
-------------------------------------------------------------------------------------------------------------


Fiscal Year Ended      Audit Fees^1   Fund    DeIM-Related     Fund    DeIM-Related    Fund    DeIM-Related
-------------------------------------------------------------------------------------------------------------

June 30, 2002              $           $            $           $           $           $            $
-------------------------------------------------------------------------------------------------------------

June 30, 2003              $           $            $           $           $           $            $
-------------------------------------------------------------------------------------------------------------

^1 The aggregate audit fees billed by PricewaterhouseCoopers LLP to all funds managed by DeIM-related entities for each of the Fund's last two fiscal years were $__ for the fiscal year ended June 30, 2003 and $__ for the fiscal year ended June 30, 2002.

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for each of the last two fiscal years for professional services rendered for the audits of the Fund's annual and semi-annual financial statements and review of financial statements included in the registrant's N-CSAR for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The fees disclosed under the caption "Audit-Related Fees" are the aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees." "Tax Fees" are the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning. "All Other Fees" are the aggregate fees billed in each of the last two fiscal years for products and services provided, other than the services described above. DeIM-Related Fees include fees billed for services, if any, in each of the last two fiscal years to DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund for each of the Fund's last two fiscal years were $____for the fiscal year ended June 30, 2003 and $_____ for the fiscal year ended June 30, 2002. The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2003 included in the Fund's Annual Report for the fiscal year ended June 30, 2003 (the "Annual Report"), at a meeting held on August 20, 2003, the Audit Committee reviewed and discussed the annual audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees). The independent accountants provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent accountants their firm's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee currently consists of Messrs. Froewiss (Chairman), Callander, Luers, Nogueira and Yun and Dr. Purcell.

Committee on Independent Directors

The Board has a Committee on Independent Directors consisting of the Independent Directors. The Committee met once during the fiscal year ended June 30, 2003. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and
(vii) to consider such other matters of special relevance to the Independent Directors. The Committee met on April 7, 2004 to nominate the nominees for Independent Directors presented in this proxy statement. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience,

(iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

The Board of Directors has adopted a written charter for the Committee on Independent Directors, which is attached to this Proxy Statement as Appendix B.

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee. In order to be considered by the Committee for the 2005 annual meeting, submission should be made by January __, 2005.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander and Hale are the members of the Executive Committee of the Fund. The Executive Committee did not meet during the fiscal year ended June 30, 2003.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Froewiss and Hale are the members of the Valuation Committee, with Messrs. Callander and Luers as alternates. The Valuation Committee met once during the fiscal year ended June 30, 2003.

Stockholder Communications with Directors

The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of The Brazil Fund, Inc., c/o John Millette, Secretary to the Fund, 345 Park Avenue, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.

Executive Officers

In addition to Mr. Hale, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:


                                       Present Office with the Fund;                  Year First Became
Name (Age)                          Principal Occupation or Employment^1                 an Officer^2
-------------------------------------------------------------------------------------------------------------

Kate Sullivan D'Eramo (47)  Assistant Treasurer; Director of Deutsche Asset Management.         2003


Tara C. Kenney (43)         Vice President; Director of Deutsche Asset Management.              2000


John Millette (41)          Vice President and Secretary; Director of Deutsche Asset            1999
                            Management.


Caroline Pearson (42)       Assistant Secretary; Managing Director of Deutsche Asset            1998
                            Management.


Charles A. Rizzo (46)       Treasurer and Chief Financial Officer; Managing Director            2002
                            (since 2004) and Director of Deutsche Asset Management
                            (2000-2004); prior thereto, Vice President and Department
                            Head, BT Alex. Brown Incorporated (now Deutsche Bank
                            Securities Inc.) (1998-1999); Senior Manager, Coopers &
                            Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).


Paul H. Rogers (48)         Vice President; Director of Deutsche Asset Management.              1998


Bruce Rosenblum (43)        Vice President and Assistant Secretary; Director (since             2002
                            2002) and Vice President (2000-2002) of Deutsche Asset
                            Management; and partner with the law firm of Freedman,
                            Levy, Kroll & Simonds.


Salvatore Schiavone (38)    Assistant Treasurer; Director of Deutsche Asset Management.         2003


Lucinda H. Stebbins (58)    Assistant Treasurer; Director of Deutsche Asset Management.         2003
-------------------------------------------------------------------------------------------------------------

^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Rizzo, Rogers and Schiavone and Ms. D'Eramo own securities of Deutsche Bank A.G.


^2 The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration incurred by the Fund for payment to Independent Directors was $116,772, including expenses, for the fiscal year ended June 30, 2003. Each such Independent Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000, except for Mr. Nogueira who as a Resident Brazilian Director receives an annual fee of $12,000. Effective January 1, 2003, the Lead Director of the Independent Directors (currently Mr. Callander) and the Chairman of the Audit Committee (currently Mr. Froewiss) each receives an additional $2,500 annual fee for serving in that capacity. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors or employees of DeIM and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2003
------------------------------------------------------------------------------------------------------------

      (1)                      (2)                (3)                 (4)                  (5)
                                                                                       Aggregate Compensation
                                                                                       as a Director/Trustee
                                                                                       of the Fund and Other
                                              Pension or                               Scudder Funds
                             Aggregate        Retirement Benefits   Estimated Annual
Name of Person,              Compensation     Accrued as Part       Benefits Upon      Paid by     Paid by
Position                     from the Fund    of Fund Expenses      Retirement         Funds       DeIM*
------------------------------------------------------------------------------------------------------------

Robert J. Callander,         $14,750           N/A                   N/A               $64,250     $3,000
Director                                                                               (4 funds)


Kenneth C. Froewiss,         $15,500           N/A                   N/A               $65,750     $3,000
Director                                                                               (4 funds)


William H. Luers,            $13,000           N/A                   N/A               $55,750     $3,000
Director                                                                               (4 funds)


Ronaldo A. da Frota          $19,000           N/A                   N/A               $61,750     $3,000
Nogueira, Director                                                                     (4 funds)


Susan Kaufman Purcell,       $12,250           N/A                   N/A               $53,500     $3,000
Director                                                                               (4 funds)


Kesop Yun,                   $13,000           N/A                   N/A               $54,250     $3,000
Director                                                                               (4 funds)
------------------------------------------------------------------------------------------------------------


* DeIM paid the fees of Independent Directors for attendance at a meeting to discuss and approve the delegation of certain fund accounting and related services to State Street Bank and Trust Company.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon. If a nominee does not receive the required vote, the director holding over shall continue as a director until his or her successor is elected and qualifies. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

The Investment Manager

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment manager of the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager").

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Investment Manager is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Investment Manager, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counseling firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Investment Manager changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Investment Manager was acquired by Deutsche Bank AG.

DeIM is a Delaware corporation. Evelyn Tressit^1 is a Director and Chief Operating Officer, William N. Shiebler^1 is a Director, President and Chief Executive Officer; Jeffrey S. Wallace^1 is a Director, Chief Financial Officer and Treasurer; William G. Butterly^2, II is Secretary, Chief Legal Officer and General Counsel; Stephen R. Burke^3, Thomas F. Eggers^3, Leo P. Grohowski^4, and Gloria S. Nelund^5 each is an Executive Vice President; and Phillip W. Gallo^2 is the Chief Compliance Officer.

Possible Dissident Nominations

The Carrousel Fund Ltd. ("Carrousel Fund I") has written the Fund that it intends to nominate three persons for election as directors of the Fund at the Annual Meeting. The Fund has notified Carrousel Fund I that no valid notice of the proposed nominations was given to the Fund as required by the Fund's bylaws. If Carrousel Fund I nevertheless were to solicit proxies, the Board urges you to discard and not to sign or send in any proxy card the Carrousel group may send to you.

-----------------------


^1   280 Park Avenue, New York, NY 10017


^2   1251 Avenue of the Americas, New York, NY 10020


^3   1325 Avenue of the Americas, New York, NY 10019


^4   345 Park Avenue, New York, NY 10154


^5   300 South Grand Avenue, Los Angeles, CA 90071

The Fund does not know whether Carrousel Fund I will propose nominees at the Meeting. The Fund's bylaws require a stockholder nomination to be made in writing by a stockholder of record not later than 90 days before the meeting date, and require the notice of nomination to contain specified information about the nominee, including information called for by the SEC's proxy rules. These bylaw provisions are intended to ensure that a nominating stockholder is in fact a stockholder of record, and that stockholders and the Board receive material information about nominees on a timely basis, so that the Board may be well informed in making its recommendations to stockholders concerning proposed nominations, and stockholders may be well informed in voting.

The Fund has informed Carrousel Fund I that it was not a stockholder of record at the time of its purported notice of nomination and that no valid nomination complying with the Fund's by-law requirements was received by 90 days before the date of the Meeting. Under the bylaws, only persons nominated in accordance with the bylaw requirements are eligible for election as directors by the stockholders. If Carrousel Fund I seeks to propose its nominees, despite the express requirements of the Fund's bylaws, the Board urges you not to support these efforts. The Board believes the Carrousel-proposed nominees have interests that differ from those of other shareholders and are less qualified than the Board's nominees to supervise the Fund. The Board urges you to discard and not to sign or send in any proxy card the Carrousel group may send to you.

The Board of Directors recommends that the stockholders vote FOR the election of Mr. Nogueira, Dr. Purcell and Mr. Hale.


Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than that mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The costs and expenses of the solicitation will depend on whether Carrousel Fund I solicits proxies, despite having been advised by the Fund that no valid nomination was received by the Fund. If there is no Carrousel Fund I solicitation, the cost of Georgeson's services is estimated at $9,500 plus expenses. If there is a Carrousel solicitation, Georgeson would be paid a fee not to exceed $_____ and would employ up to approximately 30 people to solicit stockholders. Georgeson would also be reimbursed for its expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. If there were to be a Carrousel solicitation, expenses related to the Fund's solicitation of stock-holders, in excess of those normally expended in an election of Directors, including fees for attorneys, proxy solicitors, advertising, printing, transportation and other related expenses, are expected to aggregate approximately $[________], [approximately $ ___] [no material portion] of which has been spent to date.

Certain information about the employees of the Investment Manager who will be soliciting proxies on the Fund's behalf is set forth in Appendix D. Appendix E sets forth certain other information relating to the Directors and executive officers of the Fund and these employees (collectively, the "Participants").

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about May __, 2004. As mentioned above, Georgeson will assist in the solicitation of proxies. As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 800-366-2167. Any proxy given by a stockholder is revocable until voted at the Meeting. See "Proxy Statement -- General."

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by July 7, 2004, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in the Fund's proxy statement for the 2005 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc. at 345 Park Avenue, New York, New York 10154, by January ___, 2005. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record and the notice must contain the information about the nomination or other business that is required by the Fund's Bylaws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2005 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the timeframe indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the power to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

/s/John Millette

John Millette
Secretary

345 Park Avenue
New York, New York 10154

May __, 2004

                                   APPENDIX A

                              The Brazil Fund, Inc.

                             AUDIT COMMITTEE CHARTER
                              ADOPTED APRIL 7, 2004

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of The Brazil Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") established the Committee to provide oversight with respect to the Fund's accounting and financial reporting policies and practices.

(1) Organization. The Committee shall be composed of three or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund's investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Fund's shares are traded.

(2) Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3)  Committee Purposes. The purposes of the Committee are as follows:

     (a) To oversee the Fund's accounting and financial reporting policies and practices, the Fund's internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

     (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (c) To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

     (d) To act as a liaison between the Fund's independent auditors and the Board;

     (e) To oversee the Fund's compliance with legal and regulatory requirements; and

     (f) To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund's annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund's annual report filed with the Securities and Exchange Commission.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

(4) Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

     (a) To approve the selection, retention, compensation and termination of the Fund's independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies relating to the hiring by entities within the Fund's investment complex^1 of employees or former employees of the independent auditors;

     (b) To consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund's investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

-----------


^1   "Investment company complex" includes:

     --   the Fund and its investment adviser or sponsor;

     -- any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

     -- any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

     (c) To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Funds; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Fund's disclosures under "Portfolio Management Review;" and (iii) discuss policies with respect to risk assessment and risk management;

     (d) To meet with the Fund's independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund's annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund shareholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee's scope of responsibilities under this Charter;

     (e) To meet regularly with the Fund's chief financial and accounting officers, the Fund's Treasurer and the Fund's investment adviser's internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

     (f) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures, internal accounting controls or disclosure controls and procedures;

     (g) To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

     (h) To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund's investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund's operations and financial reporting;

     (i) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund's investment advisers (and their affiliates); and

     (j) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5) Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6) Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund's expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7) Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

                                   APPENDIX B

                              The Brazil Fund, Inc.
                       COMMITTEE ON INDEPENDENT DIRECTORS

                                     CHARTER

                              ADOPTED APRIL 7, 2004

    This document constitutes the Charter of the Committee on Independent Directors (the "Committee") of the Board of Directors of The Brazil Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") has adopted this Charter to govern the activities of the Committee.

(1) Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of shareholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not "interested persons" of the Fund, as defined in
     Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to Independent Directors.

(2) Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.

     A member of the Committee may be designated by the Board as the Committee's chair (the "Lead Independent Director"). The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

     The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's By-Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(3) Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

(4) Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (ii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

(5) Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

            Appendix A to Committee on Independent Directors Charter

            Procedures for Shareholders to Submit Nominee Candidates
                              Adopted April 7, 2004

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

(1) The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(2) Shareholder Recommendations must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least 120 calendar days before the anniversary of the date that the Fund's proxy statement was released to stockholders in connection with the previous year's annual meeting.

(3)  The Shareholder Recommendation must include:

     (a) a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the shareholder (the "candidate"); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination;

     (b) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

     (c) the recommending shareholder's name and address as they appear on the Fund's books;

     (d) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and

     (e) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                   APPENDIX C

                  Information as to Possible Carrousel Nominees

Carrousel Fund I has furnished to the Fund the following information as to persons Carrousel Fund I may seek to nominate at the Meeting, despite having been advised by the Fund that Carrousel Fund I has not complied with the requirements of the Fund's bylaws. The Fund has not verified the truth or accuracy of this information.


                                          Number of Shares of the    Principal Business Occupations During
Name and Business Address        Age      Fund Beneficially Owned    Last Five Years
-------------------------------------------------------------------------------------------------------------

David Sydney Copperwaite         56       None.                      Principal of Channel Islands
The Old Farm                                                         Management Services Limited, an
Les Varendes, St. Andrew                                             offshore fund management advisory
Guernsey GY6 8TE                                                     company (1997-present) and Principal
England                                                              of Investment Fund Services Limited, a
                                                                     licensed offshore fund management
                                                                     company (2002-present).


Rupert Chad Lea                  46       None.                      Financial Consultant of MSS Capital,
1 Bow Churchyard                                                     an investment adviser  (2003-present);
London, EC4M 9DQ                                                     Director of Laxey Partners (UK) Ltd.,
England                                                              an investment management company
                                                                     (2000-2003); Director, Head
                                                                     of Equities, Closed End Funds,
                                                                     of ABN AMRO (1999-2000);
                                                                     Director, Head of Equity Sales
                                                                     USA of ING Barings (1996-1999)
..                                                                    Lea Green Ltd. (an entity of
                                                                     which Mr. Lea is the sole
                                                                     beneficiary) has agreed to
                                                                     assist an affiliated entity
                                                                     of Carrousel Fund I in seeking
                                                                     to cause the Fund to take
                                                                     certain corporate actions
                                                                     with a view to enhancing
                                                                     shareholder value.

Antonio Henrique Prado           33       None.                      Consultant of E-Platform Venture
R. Tenerife, 67 - 12th                                               Partners, a Brazilian venture capital
Floor                                                                firm (2004-present); General Manager
Sao Paolo, Sao Paolo                                                 Innovations/New Businesses of
Brazil                                                               Multibras, S.A. (Whirlpool)
                                                                     92002-2003); Consultant,
                                                                     (2000-2002); Associate,
                                                                     Private Equity, Chase
                                                                     Capital Partners (1998-2000);
                                                                     Associate, Equity Capital
                                                                     Markets and Mergers &
                                                                     Acquisitions of ING
                                                                     Barings (1997-1998).
-------------------------------------------------------------------------------------------------------------

                                   APPENDIX D

The following table sets forth the names and the present principal occupations of the Officers of the Fund and the employees of the Investment Manager of the Fund who may be soliciting proxies on behalf of the Fund's Board of Directors if there is a solicitation by Carrousel. Information regarding Directors who will be soliciting proxies is set forth in "Proposal: Election of Directors" in this Proxy Statement.


Name and Principal Business Address                Present Principal Occupation
--------------------------------------------------------------------------------


Vincent Esposito                                   Managing Director, DeIM
c/o Deutsche Investment Management Americas, Inc.
345 Park Avenue
New York, NY  10154


Patricia Rosch                                     Director, DeIM
c/o Deutsche Investment Management Americas, Inc.
345 Park Avenue
New York, NY  10154
--------------------------------------------------------------------------------

                                   APPENDIX E

                       Information Concerning Participants

Mr. Nogueira and Dr. Purcell, as Directors of the Fund, and Mr. Hale, as a Director and an executive officer of the Fund and an executive officer of the Investment Manager and of Deutsche Bank Securities Inc., and Mr. Esposito and Ms. Rosch, as officers of the Investment Manager, have an interest in the election of directors because of those positions.

In addition to the Fund's Directors and executive officers, Mr. Esposito and Ms. Rosch, respectively Managing Director and Director of the Investment Manager, may solicit proxies on behalf of the Fund if there is a Carrousel solicitation and a countersolicitation. The business address of the Fund's Directors and its executive officers, if not otherwise indicated in the Fund's proxy solicitation materials, and of Mr. Esposito and Ms. Rosch is The Brazil Fund, Inc., c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154.

Except as disclosed below and in this Proxy Statement, none of the Participants owns any securities of the Fund, beneficially or of record, or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to such securities. Except as disclosed below and in this Proxy Statement, to the knowledge of the Participants, none of their associates beneficially owns, directly or indirectly, any securities of the Fund.


                           Shares of the Fund        Shares of the Fund owned  Shares of the Fund owned
Participant                beneficially owned        by record                 by associates
-------------------------------------------------------------------------------------------------------------

Robert Callander            1,000                    --                        --


Kenneth C. Froewiss         1,000                    --                        --


William H. Luers            322                      --                        --


Ronaldo A. da Frota         4,016                    --                        --
Nogueira

Susan Kaufman Purcell       150                      --                        --
-------------------------------------------------------------------------------------------------------------



Certain Participants have purchased Fund shares since May 1, 2002, as described in the table below:


                                                                               Number of Shares Purchased
                                                      Date Shares Purchased    (Sold) [Including by virtue of
Participant                                           or Sold                  participation in the DRIP]
-------------------------------------------------------------------------------------------------------------
Susan Kaufman Purcell                                July 11, 2002             150
-------------------------------------------------------------------------------------------------------------

No part of the purchase price of any shares purchased by Participants is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares. Other than as described herein, none of the Participants has bought or sold any shares of the Fund since May 1, 2002.

Except as disclosed in this Proxy Statement, none of the Fund, the Participants or other representatives of the Fund or, to their knowledge, their associates has any arrangement or understanding with any person with respect to (1) any future employment by the Fund or its affiliates or (2) future transactions to which the Fund or any of its affiliates will be or may be a party. Except as disclosed in this Proxy Statement, none of the Fund, the Participants or other representatives of the Fund, or to their knowledge, their associates has any material interest, direct or indirect, in any transaction that has occurred since July 1, 2002, or any currently proposed transaction, or series of similar transactions, which the Fund or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000.

                                   This page
                                 intentionally
                                  left blank.

           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
PROXY                        THE BRAZIL FUND, INC.                         PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 7, 2004

The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Brazil Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Brazil Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th - 49th Streets), New York, New York 10017, on Wednesday, July 7, 2004 at 10:45 a.m., Eastern time, and at any adjournments thereof.

                           (continued on other side)

Instructions for Voting Your Proxy

The Brazil Fund offers shareholders of record three alternative ways of voting their proxies:

o    By Telephone
o    Through the Internet (using a browser)
o    By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

TELEPHONE VOTING    Available only until 4:00 p.m. Eastern time on July 6, 2004.
o Call TOLL-FREE: 1-800-732-6583 on any touch-tone telephone to authorize voting of your shares.You may call 24 hours a day, 7 days a week.You will be prompted to follow simple instructions.
o    Your vote will be confirmed and cast as you directed.

INTERNET VOTING    Available only until 4:00 p.m. Eastern time on July 6, 2004.
o    Visit the Internet voting Website at http://proxy.georgeson.com
o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen. o You will incur only your usual Internet charges.

VOTING BY MAIL
o Simply sign and date your proxy card and return it in the postage-paid envelope.


              --------------                  --------------
              COMPANY NUMBER                  CONTROL NUMBER
              --------------                  --------------

           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

                                                   To vote, mark blocks below in
                                             blue or black ink as follows: / X /

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the item listed below.

The election of three Directors:                                      FOR all nominees listed     WITHHOLD AUTHORITY
                                                                      at left (except as marked   to vote for all nominees
Nominees: Class III: Richard T. Hale, Ronaldo A. da Frota Nogueira    to the contrary at left)    listed at left
and Susan Kaufman Purcell

(INSTRUCTION: To withhold authority to vote for any individual            /____/                        /____/
nominee, write that nominee's name on thespace provided below.)

--------------------------------------------------------------------

The Proxies are authorized to vote in their discretion on any         Please sign exactly as your name or names appear. When signing
other business which may properly come before the meeting and         as attorney, executor, administrator, trustee or guardian,
any adjournments thereof.                                             please give your full title as such.




                                                                      -----------------------------------------------
                                                                                 (Signature of Stockholder)

                                                                      -----------------------------------------------
                                                                           (Signature of joint owner, if any)

                                                                      Date _______________________________________, 2004

                                                                      PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
                                                                      ENVELOPE. NO POSTAGE IS REQUIRED.
